Altisource Portfolio solutions ALTISOURCE PORTFOLIO SOLUTIONS A.S incorporated under the laws of Luxembourg common stock this certifies that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF Altisource Portfolio Solutions S.A. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the Corporation’s duly authorized directors. Dated: Authorized chaiman director

For value received, hereby sell, assign and transfer unto The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though theywere written out in full according to applicable laws or regulations:TEN COMTEN ENTJT TEN- as tenants in common- as tenants by the entireties - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT- Custodian(Cust) (Minor)under Uniform Gifts to MinorsAct(State) THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, ORANY CHANGE WHATEVER. PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEEShares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.Dated,SIGNATURE(S) GUARANTEED: Additional abbreviations may also be used though not in the above list.NOTICE: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTIUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM ), SURSUANT TO S.E.C. RULE 17Ad-15.